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                  Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment Number 58 to the Registration Statement (Form N-1A) (No. 2-37707) of Delaware Group Income Funds, Inc. of our reports dated September 5, 1997, included in the 1997 Annual Reports to shareholders of the Delchester Fund, Strategic Income Fund, and High-Yield Opportunities Fund.

Philadelphia, Pennsylvania                                 /s/ Ernst & Young LLP
September 25, 1997                                         ---------------------
                                                               Ernst & Young LLP

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                            Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Income Funds, Inc. - Delchester Fund

We have audited the accompanying statement of net assets of Delaware Group Income Funds, Inc. - Delchester Fund (the "Fund") as of July 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Income Funds, Inc. - Delchester Fund at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Philadelphia, Pennsylvania                                 /s/ Ernst & Young LLP
September 5, 1997                                          ---------------------
                                                               Ernst & Young LLP
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                            Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Income Funds, Inc. - Strategic Income Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Group Income Funds, Inc. - Strategic Income Fund (the "Fund") as of July 31, 1997 and the related statement of operations, statement of changes in net assets, and financial highlights for the period from October 1, 1996 (commencement of operations) to July 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Income Funds, Inc. - Strategic Income Fund at July 31, 1997, the results of its operations, changes in its net assets, and financial highlights for the period from October 1, 1996 (commencement of operations) to July 31, 1997, in conformity with generally accepted accounting principles.

Philadelphia, Pennsylvania                                 /s/ Ernst & Young LLP
September 5, 1997                                          ---------------------
                                                               Ernst & Young LLP

[LOGO]


                            Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Income Funds, Inc. - High-Yield Opportunities Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Group Income Funds, Inc. - High-Yield Opportunities Fund (the "Fund") as of July 31, 1997, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from January 2, 1997 (commencement of operations) to July 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Income Funds, Inc. - High-Yield Opportunities Fund at July 31, 1997, the results of its operations, changes in its net assets, and financial highlights for the period from January 2, 1997 (commencement of operations) to July 31, 1997, in conformity with generally accepted accounting principles.

Philadelphia, Pennsylvania                                 /s/ Ernst & Young LLP
September 5, 1997                                          ---------------------
                                                               Ernst & Young LLP